Exhibit 99.1

MISSION RESOURCES

IPAA OGIS Small Cap Conference

February 8, 2005

Safe Harbor Disclosure

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Mission believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. While Mission makes these forward-looking statements in good faith, neither Mission nor its management can guarantee that the anticipated future results will be achieved. Mission discloses proved reserves that comply with the Securities and Exchange Commission’s (SEC) definitions. Additionally, Mission may disclose estimated reserves, which the SEC guidelines do not allow us to include in filings with the SEC. See Risk Factors and the Management’s Discussion and Analysis included in Mission’s 2003 Annual Report on Form 10-K

New Mexico Eunice Field Office Jalmat Wasson Goldsmith Permian Basin TXL Waddell Ranch

Texas Giddings Field Office Louisiana Lafayette Field Office Reddell West Lake Verret

North Leroy South Bayou Boeuf High Island A-553

Gulf of Mexico Houston Corporate Office Gulf Coast Onshore

Exploration Focus

Company Highlights & Areas of Operation

Company Statistics

226 Bcfe proved reserves $424 MM PV-10 (1)

60% Gas

78% Proved developed 9

Year proved reserve life (2) Over 45 prospects

600 Drilling locations

– 170 Proved

Permian Basin

155 Bcfe reserves (68%) $240 MM PV-10 (57%)

Gulf Coast Onshore

48 Bcfe reserves (21%) $129 MM PV -10 (30%)

Gulf of Mexico

20 Bcfe reserves (9%) $49 MM PV—10 (12%)

Other (3)

3 Bcfe reserves (2%) $6 MM PV—10 (1%)

(1) PV10 value based on December 31, 2004 NYMEX spot prices of $6.18 per Mmbtu for natural gas and $43.33 per Bbl for oil.

(2) Based on mid point of 2004 annual production guidance. (3) Includes properties in Oklahoma, Oregon and Wyoming.

Corporate Overview

Mission is a very different company than it was two years ago

We have:

High-graded the Company’s asset base

Assembled experienced in-house exploration team

Increased natural gas / oil production-mix to 60% natural gas

Reduced operating expense for YTD 3Q’04 22% to $1.16 per Mcfe

Reduced debt by approximately $60MM or 27% since 2002

Lowered annualized interest expense over $9 MM since 2002

Increased liquidity to approximately $40 MM

Permian Region

New Mexico

Texas

Jalmat

TXL

Wasson

Goldsmith

Waddell

Key Features:

155 Bcfe, 55% gas & NGLs, approximately 38% of production

In early 2004, purchased operated interest in Jalmat gas field in two transactions (95% WI)

Predictable long life reserves that provide low risk drilling opportunities

36% operated (based on reserves)

Mission owns non-operated interests in “legacy” fields

Operated by large independents: Apache, Burlington, Anadarko, XTO and Devon

2004 and 2005 Capital Program:

Continue shallow low risk workover and recompletion programs

Continue low risk infill and downspacing drilling program

Major projects:

Jalmat, TXL, Wasson and Waddell

Gulf Coast Region

Texas

Andromeda

Lions

Argo

Louisiana

North Leroy

Reddell

South Bayou Boeuf

Key Features:

48 Bcfe, 65% gas & NGLs, approximately 38% of production In December 2004, acquired additional working interests in four fields adding approximately 6 Bcfe for $11 MM

77% operated (based on reserves) Focus of Mission’s exploration program Gas basin with significant upside Majority of G&G staff’s expertise is in this region Low lifting costs on newly drilled wells

2004 and 2005 Capital Program:

Continue low risk development Continue to build exploration inventory Major projects:

Andromeda, Reddell, Lions and Argo

Gulf of Mexico Region

Texas

Louisiana

Eugene Island 273

High Island A-553

South Marsh Island 142

Key Features:

20 Bcfe, 77% gas & NGLs, approximately 22% of production 36% operated (based on reserves) Development opportunities with immediate impact

Blocks primarily operated by large independents High rate gas production with nominal incremental LOE

Infrastructure in place or close by Moderate depth shelf production and development

Low lifting costs on newly drilled wells

2004 and 2005 Capital Program:

Continue to revitalize mature shelf assets Major projects:

High Island 553, South Marsh Island 142 and Eugene Island 273

Reserves as of December 31, 2004

Netherland Sewell performs bottom-up reviews and reports

Proved reserves based on NYMEX pricing of $43.33 / Bbl for oil and $6.18 / MMBtu for gas

Proved Reserves

By Hydrocarbon Mix

Oil

40%

Gas / NGLs

60%

Proved Reserves

By Category

PUD

22%

PDP

66%

PDNP

12%

Production Outlook

Given success in late 2003 drilling, 2004E base production increasing approximately 40%

Daily Production Volumes MMCFE / Day

Mmcfe / Day

80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0

63.4

61.8

62.8

63.0

61.8

67.6

70.6

1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004

Base

Prop Sold

Prop Acq

Daily Production Volumes        % Gas

% Gas

70% 60% 50% 40% 30% 20% 10% 0%

41%

43%

45%

52%

57%

61%

60%

1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004

Guidance Assumptions

Base Assumptions:

Assumes $45.00 per Bbl / $6.25 per MMBtu NYMEX prices for remainder of 2004 and $38.00 per Bbl / $5.75 per MMBtu NYMEX prices for 2005

Assumes oil differential of ($1.29) per Bbl and gas differential of ($0.03) per MMBtu Assumes all hedges effective

All production and expense numbers use mid-point of guidance

Assumes budgeted capital expenditure program of $71 MM for 2005

2004 & 2005 Guidance

EBITDA ($MM)(2) $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $47.0 $78.0 $92.0

2003 2004 Est (1) 2005 Est (1)

Discretionary Cash Flow

($ MM)(3) $90 $75 $60 $45 $30 $15 $- $22.8 $60.0 $76.0

2003 2004 Est (1) 2005 Est (1)

Cash Costs ($/ Mcfe) $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $- $3.30 $1.04 $0.47 $0.36 $1.43 $2.75 $0.73 $0.48 $0.42 $1.12 $2.77 $0.59 $0.53 $0.42 $1.23

2003 2004 Est(1) 2005 Est (1)

LOE

Taxes other than income

G&A

Interest

(1) All estimates use the mid-point of guidance

(2) 2003 as reported, 2004 and 2005 EBITDA calculated as revenues minus LOE, taxes other than income and G&A (3) 2003 as reported, 2004 and 2005 discretionary cash flow calculated as EBITDA minus cash interest expense

Exploration Review

Texas

Wilcox 910 Bcfe Unrisked Potential

Frio/Miocene 145 Bcfe Unrisked Potential

Yegua 55 Bcfe Unrisked Potential

Offshore 390 Bcfe Unrisked Potential

Louisiana 55 Bcfe Unrisked Potential

Gulf of Mexico

2005 Capital Expenditures

2005 capital expenditure budget is $71 MM

Focus will be in the Wilcox, Yegua and Frio trends along the

Texas coast as well as southwest Louisiana, Permian Basin and offshore Gulf of Mexico

2005 Est. Capital Expenditures

By Project Type

Land, Seismic & Other

18%

Exploration

28%

Development

54%

2005 Est. Capital Expenditures

By Region

Permian

17%

Land, Seismic & Other

18%

Gulf of Mexico

20%

Gulf Coast Onshore

45%

Recent Projects

Fritz Weise #1, Lions prospect, Goliad County, Texas

TEXAS

Drilled to total depth of 14,000 feet and found 58 feet of gas pay in the Corona 1 sand Initial gross daily rate expected to significantly increase over restricted test rate of 7.6 Mmcf Commenced sales January 31, 2005 at restricted rate while waiting on completion of larger pipeline 4 additional drilling locations are scheduled as a result of success of Fritz Weise #1 A separate well, the Dehnert #1, will evaluate a separate fault block on the structure Dehnert #1 to test lower Wilcox Corona 1 sand as well as several additional reservoirs to approximate depth of 16,000 feet; currently drilling at 14,045 feet WI 35%, Mission operated

Recent Projects

Fritz Weise #1, Lions prospect, Goliad County, Texas

Matagorda Island Area

Brazoa Area & South Addition

Galveston Area & South Addition

High Is. Area & South Addition

High Is. East Area & South Addition

West Cameron Area

East Cameron Area

Vermilion Area

South Marsh Island Area

Eugene Island Area

Ship Shoal Area South Timbalier Area grand Isle Area West Delta Area South Pass Area

Breton Sound Area Main Pass Area

GULF OF MEXICO

Recent Projects

High Island Block 553 #A9, Offshore, Gulf Of Mexico

Successful 11,400 foot test of the Basal Nebraskan Formation First production expected in early February WI 36%, Mission operated

PLB PLA1 Sd.-3003’ 5500’ Sd. -4620’

PLA 5500’ Sd. -4520’

PLA-1 Amplitude 3800’

PLA-9, B-2 BN A Sd, -10200 BN D sD. -10700

PL B-1 5500’ Sd. -5441’ BN A Sd. -10302’

BN D Sd. -10756’

A-10 Ang B Sd. -9424’

Lentic Sd. - 11064

700 ms Amplitude 2000’

Recent Projects

High Island Block 553 #A9, Offshore, Gulf Of Mexico

Areas within the colored outlines are target amplitudes

Recent Projects

Jalmat Field, Lea County, New Mexico

Anticipate 18 wells to be recompleted by the end of first quarter 2005

3 recompleted wells are currently producing and 3 others are being prepared for production Average WI 95%, Mission operated

Recent Projects

Ledoux #1, North Leroy field, Louisiana

Originally expected to spud mid-fourth quarter 2004; contracted rig delayed until late first quarter 2005 Targets additional reserves in the Marg howei sand Offset to LeBlanc #1 that has produced to date over 4 Bcfe Secondary reserves expected to be produced from the Manes and Marg 7 sands WI 77%, Mission operated

Action Plan

Expand exploration program in our core areas for organic growth Aggressively pursue acquisitions for additional growth Hedge as appropriate to protect investment Continue to divest non-core properties for good value

Expand bank facilities as needed while maintaining discipline in our capital structure Use equity for step-change deals Maintain opportunistic posture

Summary

We are a very different Company than two years ago

Significant continuing progress has been made toward our stated goals Production will increase in 2005 Costs are declining Strong set of opportunities to create additional value

MISSION RESOURCES

For more information, please contact Investor Relations: Email: investors@mrcorp.com (713) 495–3100